UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2013

GAMCO INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 921-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Reincorporation

On November 22, 2013 (the “Effective Date”), GAMCO Investors, Inc., a New York corporation  (“GAMCO-NY”), changed its state of incorporation from the State of New York to the State of Delaware by merging (the “Reincorporation”) with and into its wholly-owned subsidiary, GAMCO Investors, Inc., a Delaware corporation (“GAMCO-DE”), pursuant to the terms of an Agreement and Plan of Merger, dated October 14, 2013, between GAMCO-NY and GAMCO-DE (the “Merger Agreement”), which is attached hereto as Exhibit 2.1 and incorporated by reference.  Holders of at least a majority of the Registrant’s shares entitled to vote on the Reincorporation at the Special Meeting of Shareholders held on November 20, 2013 (the “Special Meeting”) approved the Reincorporation. As a result of the Reincorporation, (i) GAMCO-NY has ceased to exist, (ii) GAMCO-DE automatically inherited the reporting obligations of GAMCO-NY under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) the Class A common stock of GAMCO-DE is deemed registered under Section 12(b) of the Exchange Act by operation of Exchange Act Rule 12g-3(a), and (iv) GAMCO-DE is deemed to be successor issuer to GAMCO-NY.  As used herein, references to the “Registrant” means GAMCO-NY prior to the Reincorporation, and GAMCO-DE after the Reincorporation.

The Class A common stock of GAMCO-NY was listed for trading on the New York Stock Exchange and traded under the symbol “GBL.” As of the Effective Date, this symbol, without interruption, represents shares of Class A common stock of GAMCO-DE. There is no anticipated change in the Exchange Act File Number assigned by the Securities and Exchange Commission.

As of the Effective Date, the rights of the Registrant’s stockholders began to be governed by the General Corporation Law of the State of Delaware (the “DGCL”), the Registrant’s Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 (the “Delaware COI”) and the Amended and Restated By-Laws of the Registrant attached hereto Exhibit 3.2 (the “Delaware By-Laws”).

The Reincorporation did not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive officers, assets or liabilities of the Registrant.  On the Effective Date, (i) the directors and officers of GAMCO-NY prior to the Reincorporation continued as the directors and officers of the Registrant after the Reincorporation for an identical term of office; (ii) each outstanding share of GAMCO-NY Class A common stock, par value $0.001 per share, was converted into one share of GAMCO-DE Class A common stock with the same par value; (iii) each outstanding option to purchase shares of  GAMCO-NY Class A common stock was converted into an option to purchase the same number of shares of GAMCO-DE Class A common stock, with no change in the exercise price or other terms or provisions of the option; and (iv) each other equity award relating to GAMCO-NY Class A common stock was converted into an equity award for the same number of shares of GAMCO-DE Class A common stock, with no change in the terms or provisions of the option or equity award. Each outstanding certificate representing shares of GAMCO-NY Class A common stock was deemed, without any action by the shareholders, to represent the same number of shares of GAMCO-DE Class A common stock.  The Registrant’s shareholders may, but are not required to, exchange their stock certificates as a result of the Reincorporation.

With respect to the rights of holders of GAMCO-DE Class A common stock, the Delaware COI, the Delaware By-Laws and the DGCL provide for many of the same rights and obligations as did the certificate of incorporation, the bylaws and the New York Business Corporation Law for the holders of GAMCO-NY Class A common stock, although there are differences in certain respects.  For a description of the differences between the rights of holders of GAMCO-DE Class A common stock and GAMCO-NY Class A common stock, see the GAMCO-NY Definitive Proxy Statement for the Special Meeting, filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2013 (the “Proxy Statement”).  The Registrant hereby incorporates by reference the description of the GAMCO-DE Class A common stock, the Delaware COI and the Delaware By-Laws contained in the section entitled “Proposal No. 1 – To Change Our State of Incorporation From New York to Delaware” in the Proxy Statement, including under the captions: “Principal Features of the Reincorporation” and “Material Differences in Shareholder Rights Comparative Summary of Rights and Obligations Under New York and Delaware Law,” to the extent such description relates to the Delaware COI, the Delaware By-Laws or the GAMCO-DE Class A common stock.  The foregoing descriptions of the GAMCO-DE Class A common stock, the Delaware COI and the Delaware By-Laws are qualified in their entirety by the full text of Delaware COI and the Delaware By-Laws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.  The form of Class A common stock certificate of the Registrant is attached hereto as Exhibit 4.1.  The foregoing description of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Plan Amendment

At the Special Meeting, the shareholders of the Registrant also approved an amendment to the Registrant’s 2002 Stock Award and Incentive Plan (the “2002 Plan”) to increase the number of shares of Class A common stock, par value of $0.001 per share, authorized and reserved for issuance under the 2002 Plan by 2,000,000 shares (the “Plan Amendment”).  The 2002 Plan was originally approved by shareholders of GAMCO-NY on May 21, 2002.  A description of the 2002 Plan and the Plan Amendment is set forth in our Proxy Statement.

Supplemental Indentures

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 22, 2013, the Registrant entered into a First Supplemental Indenture (the “Computershare Supplemental Indenture”) with Computershare Trust Company, N.A., as trustee ("Computershare"), pursuant to which GAMCO-DE expressly assumed all the obligations and liabilities of, and adopted the obligations, liabilities and role of, GAMCO-NY under that certain Indenture, dated as of December 31, 2010, between the GAMCO-NY and Computershare.

On November 22, 2013, the Registrant entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) with The Bank of New York Mellon, (formerly known as The Bank of New York), as trustee ("BONYM"), pursuant to which GAMCO-DE expressly assumed all the obligations and liabilities of, and adopted the obligations, liabilities and role of, GAMCO-NY under that certain Indenture, dated as of February 6, 2002, between the GAMCO-NY and BONYM, as amended and supplemented by that certain First Supplemental Indenture, dated as of February 6, 2002, and that certain Second Supplemental Indenture, dated as of May 31, 2011.

The foregoing summaries of the Computershare Supplemental Indenture and the Third Supplemental Indenture are qualified in their entirety by the full text of the Computershare Supplemental Indenture and the Third Supplemental Indenture, which are attached hereto as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders

The disclosures set forth under the heading “Reincorporation” in Item 1.01 are incorporated by reference into this Item 3.03.

Item 5.03    Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

The disclosures set forth under the heading “Reincorporation” in Item 1.01 are incorporated by reference into this Item 5.03.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Special Meeting was held on November 20, 2013, at which shareholders approved the following two proposals (i) the Merger Agreement between GAMCO-NY and its wholly-owned Delaware subsidiary, GAMCO-DE, pursuant to which GAMCO-NY will merge with and into GAMCO-DE for the sole purpose of changing the Registrant’s state of incorporation from New York to Delaware, including approval of the Delaware COI and Delaware By-Laws, and (ii) the Plan Amendment set forth under the heading “Plan Amendment” in Item 1.01.

Set forth below, with respect to each of the matters submitted to shareholders, are the number of votes cast for or against or withheld, and the number of abstentions and broker non-votes, where applicable.

(i)	The voting results with respect to the Reincorporation

For	Against	Abstain
193,153,441	700,605	5,896

(ii)	The voting results with respect to the Plan Amendment

For	Against	Abstain
193,681,693	171,009	7,240

Item 9.01.    Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibits
2.1	Agreement and Plan of Merger, dated October 14, 2013, between GAMCO Investors, Inc., a New York corporation and GAMCO Investors, Inc., a Delaware corporation.
3.1	Amended and Restated Certificate of Incorporation of GAMCO Investors, Inc., a Delaware corporation.
3.2	Amended and Restated By-Laws of GAMCO Investors, Inc., a Delaware corporation.
4.1	Form of Common Stock Certificate of GAMCO Investors, Inc., a Delaware corporation.
4.2	First Supplemental Indenture, dated as of November 22, 2013, by and between GAMCO Investors, Inc. and, Computershare Trust Company, N.A. as trustee.
4.3	Third Supplemental Indenture, dated November 22, 2013, between GAMCO Investors, Inc. and The Bank of New York Mellon, as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2013
GAMCO INVESTORS, INC.

	By:	/s/ Robert S. Zuccaro
		Name:	Robert S. Zuccaro
		Title:	Executive Vice-President and Chief Financial Officer